1.A.10(b)
                                       [LOGO] Reliastar
                                       RELIASTAR LIFE INSURANCE COMPANY
                                       P.O. Box 20, Minneapolis, Minnesota 55440

SUPPLEMENT TO
LIFE INSURANCE APPLICATION

1. DEATH BENEFIT QUALIFICATION TEST:
                       [] Guideline Premium Test []Cash Value Accumulation Test*

2. DEATH BENEFIT OPTION: [] Level [] Variable [] Face Amount Plus Premium* *not available with all products

3. ALLOCATION OF PREMIUM PAYMENTS:
                    ALLOCATION MUST BE IN WHOLE PERCENTAGE POINTS TOTALING 100%.

a.   [ %] Fixed Account (SFA)

AIM VARIABLE INSURANCE PRODUCTS FUND, INC.

b.   [ %] AIM V.I. Dent Demographic Trends Fund (ADT)


THE ALGER AMERICAN FUND

c.   [ %] Alger American Growth Portfolio (AGR)
d.   [ %] Alger American Leveraged AllCap Portfolio (ALA)
e.   [ %] Alger American MidCap Growth Portfolio (AMG)
f.   [ %] Alger American Small Capitalization Portfolio (ASC)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

g.   [ %] VIP Equity Income Portfolio (FEI)
h.   [ %] VIP Growth Portfolio (FGP)
i.   [ %] VIP High Income Portfolio (FHI)
j.   [ %] VIP Money MarketPortfolio (FMM)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS II

k.   [ %] VIP II Contrafund Portfolio (FCF)
l.   [ %] VIP II Index 500 Portfolio (FIN)
m.   [ %] VIP II Investment Grade Bond Portfolio (FIG)


JANUS ASPEN SERIES

n.   [ %] Aggressive Growth Portfolio (JAG)
o.   [ %] Growth Portfolio (JGP)
p.   [ %] International Growth Portfolio (JIG)
q.   [ %] Worldwide Growth Portfolio (JWG)


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

r.   [ %] Limited Maturity Bond Portfolio (NLM)
s.   [ %] Partners Portfolio (NPP)
t.   [ %] Socially Responsive Portfolio (NSR)


PILGRIM VARIABLE PRODUCTS TRUST

u.   [ %] VP Growth Opportunities Portfolio (PGO)
v.   [ %] VP Growth + Value Portfolio (NGF)
w.   [ %] VP High Yield Bond Portfolio (NHY)
x.   [ %] VP International Value Portfolio (NIV)
y.   [ %] VP MagnaCap Portfolio (PMP)
z. [ %] VP MidCap Opportunities Portfolio (PMO) aa. [ %] VP Research Enhanced Index Portfolio (NMS) bb. [ %] VP SmallCap Opportunities Portfolio (NIG)


OCC ACCUMULATION TRUST

cc.  [ %] Equity Portfolio (OEP)
dd.  [ %] Global Equity Portfolio (OGE)
ee.  [ %] Managed Portfolio (OMP)
ff.  [ %] Small Cap Portfolio (OSC)


PUTNAM VARIABLE TRUST

gg. [ %] Putnam VT Growth & Income Fund (PGI) hh. [ %] Putnam VT New Opportunities Fund (PNO)
ii.  [ %] Putnam VT Voyager Fund (PVY)


OTHER INVESTMENT COMPANIES/FUNDS

SPECIFY BOTH THE INVESTMENT COMPANY AND FUND NAMES.

             ___________
            |           |
jj. [ %]    |___________|

             ___________
            |           |
kk. [ %]    |___________|


             ___________
            |           |
ll. [ %]    |___________|


             ___________
            |           |
mm. [ %]    |___________|


We will allocate all future payments as shown above. You may change this allocation by giving us written notice.

We reserve the right to limit your participation to a total of seventeen Sub-Account funds over the lifetime of your Policy. Upon participation in the seventeenth Sub-Account fund, you would be able to allocate premiums to and transfer within the seventeen Sub-Account funds already used and which are still available, but could not participate in any other Sub-Account funds. (This limitation does not apply to all products.)

I understand and agree that this supplement is part of my application for life insurance and will be considered part of my Policy with ReliaStar Life Insurance Company.

 ______________________________________________________________________________
|Date         | Signature of Agent     | Signature of Proposed Owner(s)        |
|             |                        |                                       |
|_____________|________________________|_______________________________________|


47554b                                                                    1-2000

                                               1.A.10(b)
                                       [LOGO] Reliastar
                                       RELIASTAR LIFE INSURANCE COMPANY
                                       P.O. Box 20, Minneapolis, Minnesota 55440

SUPPLEMENT TO
LIFE INSURANCE APPLICATION

1. DEATH BENEFIT QUALIFICATION TEST:
                    [] Guideline Premium Test  [ ] Cash Value Accumulation Test*

2. DEATH BENEFIT OPTION: [] Level [] Variable [] Face Amount Plus Premium* *not available with all products

3. Allocation of Premium Payments:
                    ALLOCATION MUST BE IN WHOLE PERCENTAGE POINTS TOTALING 100%.


a.   [ %] Fixed Account (SFA)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

b.   [ %] VIP Equity Income Portfolio (FES)

c.   [ %] VIP Growth Portfolio (FGS)

d.   [ %] VIP High Income Portfolio (FHS)

e.   [ %] VIP Money Market Portfolio (FMM)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS II

f.   [ %] VIP II Contrafund Portfolio (FCS)

g.   [ %] VIP II Investment Grade Bond Portfolio (FIG)


JANUS ASPEN SERIES

h.   [ %] Aggressive Growth Portfolio (JAN)

i.   [ %] Growth Portfolio (JGN)

j.   [ %] International Growth Portfolio (JIN)

k.   [ %] Worldwide Growth Portfolio (JWN)


MITCHELL HUTCHINS SERIES TRUST

l.   [ %] Global Income Portfolio (HGL)

m.   [ %] Growth and Income Portfolio (HGI)

n.   [ %] Tactical Allocation Portfolio (HTA)


PILGRIM VARIABLE PRODUCTS TRUST

o.   [ %] VP Growth Opportunities Portfolio (PGO)

p.   [ %] VP Growth + Value Portfolio (NGF)

q.   [ %] VP High Yield Bond Portfolio (NHY)

r.   [ %] VP International Value Portfolio (NIV)

s.   [ %] VP MagnaCap Portfolio (PMP)

t.   [ %] VP MidCap Opportunities Portfolio (PMO)

u.   [ %] VP SmallCap Opportunities Portfolio (NIG)


PUTNAM VARIABLE TRUST

v.   [ %] Putnam VT Growth & Income Fund (PGB)

w.   [ %] Putnam VT New Opportunities Fund (PNB)

x.   [ %] Putnam VT Voyager Fund (PVB)


OTHER INVESTMENT COMPANIES/FUNDS

Specify both the investment company and fund names.


             ___________
            |           |
y.  [ %]    |___________|

             ___________
            |           |
z.  [ %]    |___________|



             ___________
            |           |
aa. [ %]    |___________|


             ___________
            |           |
bb. [ %]    |___________|


We will allocate all future payments as shown above. You may change this allocation by giving us written notice.

I understand and agree that this supplement is part of my application for life insurance and will be considered part of my Policy with ReliaStar Life Insurance Company.
 ______________________________________________________________________________
|Date         | Signature of Agent     | Signature of Proposed Owner(s)        |
|             |                        |                                       |
|_____________|________________________|_______________________________________|

48134                                                                     1-2000